ENVIRONMENTAL
AND
HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT

This ENVIRONMENTAL AND HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT (this “Agreement”) dated as of September 16, 2010, is given by GRUBB & ELLIS HEALTHCARE REIT II, INC., a Maryland corporation, G&E HC REIT II BASTIAN SNF, LLC, a Delaware limited liability company, G&E HC REIT II CHARLOTTESVILLE SNF, LLC, a Delaware limited liability company, G&E HC REIT II LEBANON SNF, LLC, a Delaware limited liability company, G&E HC REIT II LOW MOOR SNF, LLC, a Delaware limited liability company, G&E HC REIT II MIDLOTHIAN SNF, LLC, a Delaware limited liability company (individually and collectively, jointly and severally, “Borrower”), to and for the benefit of KEYBANK NATIONAL ASSOCIATION, a national banking association, its successors and assigns (“Lender”).

Recitals

A.	On or about the date hereof, Borrower and Lender entered into that certain Loan Agreement (“Loan Agreement”) whereby Lender agreed to make a loan (the “Loan”) available to Borrower in the principal amount of TWENTY SIX MILLION, EIGHT HUNDRED TEN THOUSAND AND NO/100 DOLLARS ($26,810,000.00). Payment of the Loan and performance of the other Obligations of Borrower is secured by Deeds of Trust encumbering the Facilities located in the State of Virginia and described in the Loan Agreement. The Loan is evidenced by a promissory note (“Note”) payable to Lender in the amount of the Loan.

B.	As a condition to the Loan, Lender requires Borrower to indemnify Lender upon the occurrence of certain events.

C.	Lender has relied on the statements and agreements contained herein in agreeing to make the Loan.

Agreements

In consideration of the Recitals set forth above and hereby incorporated herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower hereby agrees as follows:

1.	Definitions. Initially capitalized terms used and not otherwise defined herein are defined in the Loan Agreement.

2.	Representations and Warranties. Borrower hereby represents and warrants to Lender (i) that, except as specifically disclosed in the Environmental Reports listed on Exhibit A attached hereto, to the best of Borrower’s knowledge, (a) the Facilities have been and are free from contamination by Hazardous Material, and (b) no release of any Hazardous Material has occurred on, onto or about any of the Facilities; (ii) that, except as specifically disclosed in the Environmental Reports listed on Exhibit A attached hereto, the Facilities currently comply, and will comply based on its anticipated use, with all Laws relating to Hazardous Material; (iii) that, to Borrower’s knowledge in connection with the ownership, operation, and use of the Facilities, all necessary notices have been filed and all required permits, licenses and other authorizations have been obtained, including those relating to the generation, treatment, storage, disposal or use of Hazardous Material; (iv) that to the best of its knowledge, there is no present, past or threatened investigation, inquiry or proceeding relating to the environmental condition of, or to events on or about, any of the Facilities; and (v) it has not, nor will it, release or waive the liability of any previous owner, lessee or operator of any of the Facilities or any party who may be potentially responsible for the presence of or removal of Hazardous Material from any of the Facilities, nor has it made promises of indemnification regarding Hazardous Material on any of the Facilities to any party, except as contained herein and in the Loan Documents.

3.	Covenants. Borrower shall:

(a)	Comply, and cause all other persons on or occupying any of the Facilities to comply, with all Environmental Laws;

(b)	Not install, use, generate, manufacture, store, treat, intentionally or knowingly release or dispose of, nor permit the installation, use, generation, storage, treatment, release or disposal of, Hazardous Material on, under or about any of the Facilities in excess of amounts permitted under Environmental Law;

(c)	Immediately advise Lender in writing of:

(i)	Any and all Environmental Proceedings;

(ii)	The presence of any Hazardous Material on, under or about any of the Facilities in excess of amounts permitted under Environmental Law of which Lender has not previously been advised in writing;

(iii)	Any remedial action taken by, or on behalf of, Borrower in response to any Hazardous Material on, under or about any of the Facilities or to any Environmental Proceedings of which Lender has not previously been advised in writing;

(iv)	The discovery by Borrower of the presence of any Hazardous Material in excess of amounts permitted under Environmental Law on, under or about any real property or bodies of water adjoining or in the vicinity of any of the Facilities; and

(v)	The discovery by Borrower of any occurrence or condition on any real property adjoining or in the vicinity of any of the Facilities that could cause any of the Facilities or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of any of the Facilities under any Environmental Law;

(d)	Provide Lender with copies of all material reports, analyses, notices, licenses, approvals, orders, correspondences or other written materials in its possession or control relating to the environmental condition of any of the Facilities or real property or bodies of water adjoining or in the vicinity of any of the Facilities or Environmental Proceedings immediately upon receipt, completion or delivery of such materials;

(e)	Not install or allow to be installed any tanks on, at or under any of the Facilities, except for temporary above-ground tanks used in connection with the corrective actions described in the Environmental Report;

(f)	Not create or permit to continue in existence any lien (whether or not such lien has priority over the lien created by the Deeds of Trust) upon any of the Facilities imposed pursuant to any Laws relating to Hazardous Material; and

(g)	Not change or alter the present use of any of the Facilities unless Borrower shall have notified Lender thereof in writing and Lender shall have determined, in its reasonable discretion, that such change or modification will not result in the presence of Hazardous Material on any of the Facilities in question in such a level that would increase the potential liability for Environmental Proceedings.

4.	Right of Entry and Disclosure. Borrower hereby grants to Lender its agents, employees, consultants and contractors, an irrevocable license and authorization to enter upon and inspect any of the Facilities at reasonable times and upon reasonable advance notice, and conduct such environmental audits and tests, including, without limitation, subsurface testing, soils and groundwater testing, and other tests which may physically invade the Facilities, in its sole and absolute discretion, determine are necessary or desirable. With respect to invasive testing, such as soil borings, Lender shall consult with Borrower in advance of such tests. Lender agrees, however, that it shall not conduct any such audits, unless an Event of Default exists under the Loan Documents or Lender has a reasonable belief that such audit may disclose the presence or release of Hazardous Material or unless an environmental audit deems further testing necessary. Without limiting the generality of the foregoing, Borrower agrees that Lender shall have the right to appoint a receiver to enforce this right to enter and inspect the Facilities to the extent such authority is provided under applicable law. All reasonable out-of-pocket costs and expenses incurred by Lender in connection with any inspection, audit or testing conducted in accordance with this Section 4 shall be paid by Borrower. The results of all investigations and reports prepared by Lender shall be and at all times remain the property of Lender and under no circumstances shall Lender have any obligation whatsoever to disclose or otherwise make available to Borrower or any other party such results or any other information obtained by it in connection with such investigations and reports; provided, however, that if there exists no Event of Default under the Loan Documents, if requested by Borrower, Lender shall provide to Borrower a copy of the written report with respect to any inspection, audit or testing for which Borrower has paid hereunder. Lender hereby reserves the right, and Borrower hereby expressly authorizes Lender to make available to any party in connection with a sale of any of the Facilities any and all reports, whether prepared by Lender or prepared by Borrower and provided to Lender (collectively, the “Environmental Reports”) which Lender may have with respect to any of the Facilities. Borrower consents to Lender notifying any party under such circumstances of the availability of any or all of the Environmental Reports and the information contained therein. Borrower further agrees that Lender may disclose such Environmental Reports to any governmental agency or authority if Lender reasonably believes that it is required to disclose any matter contained therein to such agency or authority; provided that Lender shall give Borrower at least 48 hours prior written notice before so doing. Borrower acknowledges that Lender cannot control or otherwise assure the truthfulness or accuracy of the Environmental Reports, and that the release of the Environmental Reports, or any information contained therein, to prospective bidders at any foreclosure sale of any of the Facilities may have a material and adverse effect upon the amount which a party may bid at such sale. Borrower agrees that Lender shall not have any liability whatsoever as a result of delivering any or all of the Environmental Reports or any information contained therein to any third party, and Borrower hereby releases and forever discharges Lender from any and all claims, damages, or causes of action arising out of connected with or incidental to the Environmental Reports or the delivery thereof. Notwithstanding the foregoing or anything to the contrary herein, Lender shall not be entitled to be indemnified against its own gross negligence or willful misconduct.

5.	Borrower’s Remedial Work.

(a)	Borrower shall promptly perform or with respect to the corrective actions described in the Environmental Reports, cause to be performed any and all necessary remedial work (“Remedial Work”) in response to any Environmental Proceedings or the presence, storage, use, disposal, transportation, discharge or release of any Hazardous Material on, under or about any of the Facilities; provided, however, that Borrower shall perform or cause to be performed such Remedial Work so as to minimize any impairment to Lender’s security under the Loan Documents.

(b)	All Remedial Work shall be conducted:

(i)	In a diligent and timely fashion by licensed contractors acting under the supervision of a consulting environmental engineer;

(ii)	Pursuant to a detailed written plan for the Remedial Work approved by any public or private agencies or persons with a legal or contractual right to such approval;

(iii)	With such insurance coverage pertaining to liabilities arising out of the Remedial Work as is then customarily maintained with respect to such activities; and

(iv)	Only following receipt of any required permits, licenses or approvals.

(c)	The selection of the Remedial Work contractors and consulting environmental engineer, the contracts entered into with such parties, any disclosures to or agreements with any public or private agencies or parties relating to Remedial Work and the written plan for the Remedial Work (and any changes thereto) shall each be subject to Lender’s prior written approval, which shall not be unreasonably withheld, conditioned or delayed. In addition, Borrower shall submit to Lender, promptly upon receipt or preparation, copies of any and all reports, studies, analyses, correspondence, governmental comments or approvals, proposed removal or other Remedial Work contracts and similar information prepared or received by Borrower in connection with any Remedial Work, or Hazardous Material relating to the Facilities. All reasonable out-of-pocket costs and expenses of such Remedial Work shall be paid by Borrower, including, without limitation, the charges of the Remedial Work contractors and the consulting environmental engineer, any taxes or penalties assessed in connection with the Remedial Work and Lender’s reasonable fees and out-of-pocket costs incurred in connection with monitoring or review of such Remedial Work. Lender shall have the right but not the obligation to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Environmental Proceedings.

6.	Indemnity. Borrower shall protect, indemnify, defend and hold Lender and any successors to Lender’s interest in the Facilities, and any other Person who acquires any portion of the Facilities at a foreclosure sale or otherwise through the exercise of Lender’s rights and remedies under the Loan Documents, and all directors, officers, employees and agents of all of the aforementioned indemnified parties, harmless from and against any and all actual or potential claims, liabilities, damages (direct or indirect), losses, fines, penalties, judgments, awards, costs and expenses (including, without limitation, reasonable attorney fees and costs and expenses of investigation) (collectively, “Expenses”) which arise out of or relate in any way to any breach of any representation, warranty or covenant contained herein, or any Environmental Proceedings or any use, handling, production, transportation, disposal, release or storage of any Hazardous Material in, under or on the Facilities, whether by Borrower or any other person, including, without limitation:

(a)	All foreseeable and all unforeseeable Expenses arising out of:

(i)	Environmental Proceedings or the use, generation, storage, discharge or disposal of Hazardous Material by Borrower, any prior owner or operator of any of the Facilities or any person on or about any of the Facilities;

(ii)	Any residual contamination affecting any natural resource or the environment; or

(iii)	Any exercise by Lender of any of its rights and remedies hereunder; and

(b)	The reasonable out-of-pocket costs of any required or necessary investigation, assessment, testing, remediation, repair, cleanup, or detoxification of any of the Facilities and the preparation of any closure or other required plans.

Borrower’s liability to the aforementioned indemnified parties shall arise upon the earlier to occur of (1) discovery of any Hazardous Material on, under or about any of the Facilities, or (2) the institution of any Environmental Proceedings, and not upon the realization of loss or damage, and Borrower shall pay to Lender from time to time, immediately upon request, an amount equal to such Expenses, as reasonably determined by Lender. In addition, in the event any Hazardous Material is removed, or caused to be removed from any of the Facilities, by Borrower, Lender or any other person, the number assigned by the U.S. Environmental Protection Agency to such Environmental Proceedings or any similar identification shall in no event be in the name of Lender or identify the Lender as a generator, arranger or other designation. The foregoing indemnity shall not include Expenses arising solely from Hazardous Material which first exist on any of the Facilities following the date on which the Lender takes title to such Facility, whether by foreclosure of the Deeds of Trust, deed-in-lieu thereof or otherwise.

7.	Remedies Upon Default. In addition to any other rights or remedies Lender may have under this Agreement, at law or in equity, in the event that Borrower shall fail to timely comply with any of the provisions hereof, or in the event that any representation or warranty made herein proves to be false or misleading, then, in such event, after (i) delivering written notice to Borrower, which notice specifically states that Borrower has failed to comply with the provisions of this Agreement; and (ii) the expiration of the earlier to occur of the thirty (30) day period after receipt of such notice or the cure period, if any, permitted under any applicable law, rule, regulation or order with which Borrower shall have failed to comply, Lender may declare an Event of Default under the Loan Documents and exercise any and all remedies provided for therein, and/or do or cause to be done whatever is reasonably necessary to cause the Facilities to comply with all Laws relating to Hazardous Material and other applicable Laws, rules, regulations or orders and the reasonable out-of-pocket cost thereof shall constitute an Expense hereunder and shall become immediately due and payable without notice and with interest thereon at the Default Rate until paid. Borrower shall give to Lender and its agents and employees access to the Facilities for the purpose of effecting such compliance and hereby specifically grant to Lender a license, effective upon expiration of the applicable period as described above, if any, to do whatever is reasonably necessary to cause the Facilities to so comply, including, without limitation, to enter the Facilities and remove therefrom any Hazardous Material or otherwise comply with any Environmental Laws.

8.	Obligations. The obligations set forth herein, including, without limitation, Borrower’ obligation to pay Expenses hereunder, are collectively referred to as, the “Environmental Obligations”. Notwithstanding any term or provision contained herein or in the Loan Documents, the Environmental Obligations are unconditional. Borrower shall be fully and personally liable for the Environmental Obligations hereunder, and such liability shall not be limited to the original principal amount of the Loan. The Environmental Obligations shall survive the repayment of the Loan and any foreclosure, deed-in-lieu of foreclosure or similar proceedings by or through which Lender or any of its affiliates, nominees, successors or assigns or any other person bidding at a foreclosure sale may obtain title to the Facilities or any portion thereof.

9.	Waiver. No waiver of any provision of this Agreement nor consent to any departure by Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Borrower shall in any case entitle Borrower to any other or further notice or demand in similar or other circumstances.

10.	Exercise of Remedies. No failure on the part of Lender to exercise and no delay in exercising any right or remedy hereunder, at law or in equity, shall operate as a waiver thereof. Lender shall not be estopped to exercise any such right or remedy at any future time because of any such failure or delay; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise of such right or remedy or the exercise of any other right or remedy.

11.	Assignment. Lender may assign its interest under this Agreement to any successor to its respective interests in the Facilities or the Loan Documents. This Agreement may not be assigned or transferred, in whole or in part, by Borrower and any purported assignment by Borrower of this Agreement shall be void ab initio and of no force or effect.

12.	Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of such counterparts taken together shall constitute but one and the same instrument.

13.	Governing Law. This Agreement shall be governed by, and shall be construed in accordance with, the laws of the State of Virginia.

14.	Modifications. This Agreement may be amended or modified only by an instrument in writing which by its express terms refers to this Agreement and which is duly executed by Borrower and consented to in writing by Lender.

15.	Attorneys’ Fees. If Lender commences litigation for the interpretation, enforcement, termination, cancellation or rescission of this Agreement, or for damages for the breach of this Agreement, Lender shall be entitled to its reasonable attorneys’ fees (including, but not limited to, in-house counsel fees) and court and other reasonable out-of-pocket costs incurred in connection therewith.

16.	Interpretation. This Agreement has been negotiated by parties knowledgeable in the matters contained herein, with the advice of counsel, is to be construed and interpreted in absolute parity, and shall not be construed or interpreted against any party by reason of such party’s preparation of the initial or any subsequent draft of the Loan Documents or this Agreement.

17.	Severability. If any term or provision of this Agreement shall be determined to be illegal or unenforceable, all other terms and provisions in this Agreement shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

18.	Other Laws. Nothing in this Agreement, and no exercise by Lender of its rights or remedies under this Agreement, shall impair, constitute a waiver of, or in any way affect Lender’s rights and remedies with respect to Borrower under any Laws relating to Hazardous Material, including without limitation, contribution provisions or private right of action provisions under such Laws relating to Hazardous Material.

19.	Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be given at the addresses and in the manner set forth in the Loan Agreement.

20.	Captions. The headings of each section herein are for convenience only and do not limit or construe the contents of any provisions of this Agreement.

21.	Environmental Obligations Unsecured. THE ENVIRONMENTAL OBLIGATIONS ARE UNSECURED AND ARE NOT SECURED BY THE DEEDS OF TRUST OR ANY OF THE OTHER LOAN DOCUMENTS. THIS PROVISION SHALL CONTROL OVER ANY CONFLICTING PROVISION IN ANY OF THE LOAN DOCUMENTS.

IN WITNESS WHEREOF, Borrower has caused this Agreement to be executed as of the day and year first above written.

“Borrower”
GRUBB & ELLIS HEALTHCARE REIT II, INC.,
a Maryland corporation

By: /s/ Danny Prosky
Name:	Danny Prosky

Title: President, Chief Operating Officer

G&E HC REIT II BASTIAN SNF, LLC,
a Delaware limited liability company

By: G&E HC REIT II Virginia SNF Portfolio LLC,
a Delaware limited liability company, its sole member

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its General Partner

By: /s/ Danny Prosky
Name:	Danny Prosky

Title: Pres., Chief Operating Officer

G&E HC REIT II CHARLOTTESVILLE SNF, LLC,
a Delaware limited liability company

By: G&E HC REIT II Virginia SNF Portfolio LLC,
a Delaware limited liability company, its sole member

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its General Partner

By: /s/ Danny Prosky
Name:	Danny Prosky

Title: Pres., Chief Operating Officer

G&E HC REIT II LEBANON SNF, LLC,
a Delaware limited liability company

By: G&E HC REIT II Virginia SNF Portfolio LLC,
a Delaware limited liability company, its sole member

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its General Partner

By: /s/ Danny Prosky
Name:	Danny Prosky

Title: Pres., Chief Operating Officer

G&E HC REIT II LOW MOOR SNF, LLC,
a Delaware limited liability company

By: G&E HC REIT II Virginia SNF Portfolio LLC,
a Delaware limited liability company, its sole member

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its General Partner

By: /s/ Danny Prosky
Name:	Danny Prosky

Title: Pres., Chief Operating Officer

G&E HC REIT II MIDLOTHIAN SNF, LLC,
a Delaware limited liability company

By: G&E HC REIT II Virginia SNF Portfolio LLC,
a Delaware limited liability company, its sole member

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its General Partner

By: /s/ Danny Prosky
Name:	Danny Prosky

Title: Pres., Chief Operating Officer